                                                                    Exhibit 99.2

          AMENDMENT NUMBER 4 TO THE SECOND STANDSTILL AGREEMENT DATED
         ------------------------------------------------------------
        APRIL 12, 1999 AND AMENDMENT NUMBER 3 TO THE TOLLING AGREEMENT
        --------------------------------------------------------------
                             DATED APRIL 12, 1999
                             --------------------


    These Amendments dated June 6, 1999 are made and entered into among Vencor, Inc., a corporation organized under the laws of Delaware, for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Vencor Operating, Inc., and for and on behalf of any of their respective successors including, without limitation, any debtor or debtor-in-possession in a bankruptcy case commenced under Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") or any trustee appointed in any such case (collectively, "Vencor"); and Ventas, Inc., a corporation organized under the laws of Delaware, for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Ventas Realty, Limited Partnership, and for and on behalf of any of their respective successors including, without limitation, any debtor or debtor-in-possession in a bankruptcy case commenced under the Bankruptcy Code or any trustee appointed in any such case (collectively, "Ventas").

    Morgan Guaranty Trust Company of New York (the "Collateral Agent") is a signatory hereto for the sole purpose of providing the confirmations and agreements referred to in paragraph 1 hereof.

     WHEREAS, Vencor and Ventas are in the process of attempting to resolve any and all existing and potential claims that Vencor has asserted or might in the future assert against Ventas (the "Vencor Claims"), the validity of which Ventas has disputed, and any and all existing and potential claims that Ventas has asserted or might in the future assert against Vencor

(the "Ventas Claims"), the validity of which Vencor has disputed (the Vencor Claims and the Ventas Claims are collectively referred to herein as the "Claims");

    WHEREAS, to that end Vencor and Ventas are parties to that certain Second Standstill Agreement dated April 12, 1999 (as modified and amended to date, the "Second Standstill Agreement") and that certain Tolling Agreement dated April 12, 1999 (as modified and amended to date, the "Tolling Agreement");

     WHEREAS, on Friday, May 7, 1999, after 5:00 p.m. Ventas, by letters of T. Richard Riney, Vice President and General Counsel of Ventas, issued five notices of non-payment of rent (the "May Non-Payment Notices") pursuant to paragraph 16.1(b) of the agreements referenced in the first paragraph of each of the May Non-Payment Notices, such agreements being collectively defined in the Second Standstill Agreement as the Five Leases;

    WHEREAS, the parties hereto wish to extend the cure period referred to in
Section 16.1 of the Five Leases with respect to the May Non-Payment Notices, to extend certain other deadlines, to specify the cure period referred to in the June Non-Payment Notices (as defined below), and to agree to certain other matters to permit continued discussions concerning a consensual resolution of their differences, subject to the conditions set forth below;

    NOW, THEREFORE, in consideration of the premises and other good cause and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Extension of the Second Standstill Period and the Cure Period in the Five Leases

     1. The fifth numbered paragraph of the Second Standstill Agreement shall be deleted and replaced with the following paragraph:

     (a) Other than Ventas' delivery on Friday, May 7, 1999, after 5:00 p.m., by letters of T. Richard Riney, Vice President and General Counsel of Ventas, of five notices of non-payment of rent (the "May Non-Payment Notices") and other than the deemed delivery by Ventas of similar notices of non-payment of rent as a result of Vencor's non-payment or late payment of rent under the Five Leases for the month of June 1999 (the "June Non-Payment Notices"), during the period from the date of the Second Standstill Agreement, April 12, 1999, through and including the earlier of (a) the commencement by or against Vencor, as debtor, of a voluntary or involuntary bankruptcy case under Title 11 of the United States Code, or (b) 5:00 p.m. Eastern Daylight Savings Time on July 6, 1999 (such period being referred to herein as the "Second Standstill Period"), neither Vencor nor Ventas will file, commence, serve, or otherwise initiate any civil action, arbitration proceeding, or other similar action, litigation, case, or proceeding of any kind, character, or nature whatsoever (an "Action") against the other or any third party, including, without limitation, any of Vencor's or Ventas' current or former officers, directors, or employees, arising from or relating to the Reorganization Agreement, any Ancillary Agreement, or any of the Five Leases, or with respect to the various disputes identified in Vencor's March 18, 1999 letter; nor shall Ventas exercise any rights or remedies it may have against Vencor under any of the Five Leases (including the giving of notices of termination pursuant to Section 16.1 of the Five Leases or any of them) based on Vencor's late payment of the Rent (as that term is defined in the Five Leases) due under the Five Leases, or based on any default arising from or related to the disclosures made by Vencor to Ventas commencing on or about March 30 and March 31, 1999 and continuing to the date hereof.

     (b) Notwithstanding the foregoing, the Second Standstill Period shall immediately terminate, and Vencor and Ventas may proceed to file such Actions as either may choose, and Ventas may proceed to exercise such rights or remedies as it may choose under any of the Five Leases (including the giving of notices of termination pursuant to Section 16.1 of the Five Leases or any of them) in the event that:

        (i) prior to 5:00 p.m. Eastern Daylight Savings Time on June 10, 1999, Vencor has not paid to Ventas, in immediately available funds, the sum of $9.5 million, representing a portion of the Rent due to Ventas under the Five Leases for the month of May 1999; or

        (ii) prior to 5:00 p.m. Eastern Daylight Savings Time on June 16, 1999, Vencor has not paid to Ventas, in immediately available funds, the additional sum of $2.0 million, representing an additional portion of the Rent due to Ventas under the Five Leases for the month of May 1999; or

        (iii) prior to 5:00 p.m. Eastern Daylight Savings Time on June 17, 1999, Vencor has not paid to Ventas, in immediately available funds, the additional sum of $2.0 million, representing an additional portion of the Rent due to Ventas under the Five Leases for the month of May 1999; or

        (iv) prior to 5:00 p.m. Eastern Daylight Savings Time on June 18, 1999, Vencor has not paid to Ventas, in immediately available funds, the additional sum of $2.0 million, representing an additional portion of the Rent due to Ventas under the Five Leases for the month of May 1999; or

        (v) prior to 5:00 p.m. Eastern Daylight Savings Time on June 21, 1999, Vencor has not paid to Ventas, in immediately available funds, the additional sum of $2.0 million, representing an additional portion of the Rent due to Ventas under the Five Leases for the month of May 1999; or

        (vi) prior to 5:00 p.m. Eastern Daylight Savings Time on June 22, 1999, Vencor has not paid to Ventas, in immediately available funds, the additional sum of $1,382,526, representing the balance of the Rent due to Ventas under the Five Leases for the month of May 1999.

     (c) Ventas further agrees that, subject to the acceleration provisions provided for hereinbelow, if Vencor or the Leasehold Mortgagee (as defined in the Five Leases) pays the Rent for the month of May 1999 in the installment amounts and within five (5) days of the installment dates provided for herein, then such payment shall be deemed to be a timely cure, within the meaning of Section 16.1 of the Five Leases and the May Non-Payment Notices, and that, in such event, no Event of Default (as that term is used in the May Non-Payment Notices and defined in the Five Leases) shall have occurred with respect to the late payment or non-payment of Rent for the month of May 1999. Notwithstanding anything to the contrary contained herein, Ventas shall not send a notice of termination pursuant to paragraph 16.1 of the Five Leases, or any of them, based upon Vencor's non-payment or late payment of Rent for the month of May 1999 so long as Vencor or the Leasehold Mortgagee has a right to cure or has cured such non-payment or late payment of Rent for the month of May 1999. In addition, and notwithstanding anything to the contrary contained herein, in the event

     Vencor shall fail to pay any installment amount hereunder on the original installment date specified herein, then that installment amount together with the balance of the unpaid Rent for May 1999 shall become immediately due and payable on and as of such date, without need for any further notice or demand, and Vencor's and the Leasehold Mortgagee's right to cure the non-payment or late payment of Rent for May 1999 is and shall be limited solely to the right during the five days after such installment date to pay the full amount of the total unpaid Rent for May 1999. This subparagraph 5(c) shall apply to the May Non-Payment Notices and to the non-payment or late payment of the May 1999 Rent under the Five Leases.

     (d) The Collateral Agent hereby confirms to Ventas and Vencor that it is the collateral agent for the Leasehold Mortgagee and that it is authorized to make the confirmations and agreements contained herein. Ventas, Vencor, and the Collateral Agent (for and on behalf of the Leasehold Mortgagee) confirm and agree that the period of time within which Vencor or the Leasehold Mortgagee is entitled to cure the failure of Vencor to pay Rent for the month of May 1999 under this agreement and the Five Leases in order to prevent a termination of the Five Leases will expire at 5:00 p.m. Eastern Daylight Savings Time on the fifth day after the first to occur, if any, of the installment dates set forth above on which the prescribed installment amount of Rent is not timely paid.

     (e) Ventas, Vencor and the Collateral Agent hereby agree that the June Non-Payment Notices, copies of which are attached hereto as Exhibits A through E, are hereby deemed for all purposes to have been given by Ventas and received by Vencor as of the date of these Amendments without need for any further act or delivery by Ventas.

     (f) Ventas further agrees that if Vencor or the Leasehold Mortgagee pays the Rent for the month of June 1999 on or before July 12, 1999, at 5:00 p.m. Eastern Daylight Savings Time, then such payment shall be deemed to be a timely cure, within the meaning of Section 16.1 of the Five Leases and the June Non-Payment Notices, and that, in such event, no Event of Default (as that term is used in the June Non-Payment Notices and defined in the Five Leases) shall have occurred with respect to the late payment or non-payment of Rent for the month of June 1999. Notwithstanding anything to the contrary contained herein, Ventas shall not send a notice of termination pursuant to paragraph 16.1 of the Five Leases, or any of them, based upon Vencor's non-payment or late payment of Rent for the month of June 1999 so long as Vencor or the Leasehold Mortgagee has a right to cure or has cured such non-payment or late payment of Rent for the month of June 1999. This subparagraph 5(f) shall only apply to the June Non-Payment Notices and to the non-payment or late payment of the June 1999 Rent under the Five Leases.

     (g) Ventas, Vencor, and the Collateral Agent (for and on behalf of the

     Leasehold Mortgagee) confirm and agree that the period of time by which Vencor or the Leasehold Mortgagee is entitled to cure the failure of Vencor to pay Rent for the month of June 1999 under this Amendment and the Five Leases in order to prevent a termination of the Five Leases will expire at 5:00 p.m. Eastern Daylight Savings Time on July 12, 1999.

Amendment to Tolling Agreement

          2. The first numbered paragraph of the Tolling Agreement shall be deleted and replaced with the following paragraph:

          Any Vencor Claim, including, without limitation, those arising or available under the Bankruptcy Avoidance Provisions (defined below) that Vencor could otherwise assert against Ventas if Vencor were a debtor in a case under the Bankruptcy Code commenced on the date hereof, and whether arising under the Bankruptcy Code or under other applicable federal or state law, shall not be prejudiced, impaired, or waived by Vencor's failure to commence such a bankruptcy case, and any and all statutes of limitations, repose, or other legal or equitable constraints on the time by which such a bankruptcy case or pleading initiating any Vencor Claim (including, without limitation, a cause of action under (S) 548 of the Bankruptcy Code) shall be tolled during the period of time from April 12, 1999 to and including the earlier of
          (i) 5:00 p.m. Eastern Daylight Savings Time on July 6, 1999, or (ii) the earlier time and date on which the Second Standstill Period (as defined in the Second Standstill Agreement) shall automatically terminate as a result of Vencor's nonpayment or late payment of rent (as provided for in paragraph 5 of the Second Standstill Agreement, the provisions of which are hereby incorporated by reference) (the "Tolling Period"). For all purposes herein, both the first and last day of the Tolling Period shall be deemed to be contained in the Tolling Period.

Counterparts

          3. This Second Standstill Agreement may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

Choice of Law

          4. These Amendments adopt the ninth numbered paragraph of the Second Standstill Agreement as the choice of law provision for these Amendments.

CONFIRMED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN BY:

VENCOR, INC.                                    VENTAS, INC.


By:                                             By:
   ------------------------------                  -----------------------------
Name:                                           Name:
Title:                                          Title:


MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Collateral Agent for the
Leasehold Mortgagee


By:
   ------------------------------
Name:
Title:

                                   Exhibit A
[Ventas Letterhead]


                                  June 6, 1999


TELEPHONIC FACSIMILE,
HAND DELIVERY AND
CERTIFIED MAIL - RETURN
RECEIPT REQUESTED
ARTICLE NO. Z 336 200 300
-------------------------


Vencor Nursing Centers Limited Partnership
One Vencor Place
680 South Fourth Avenue
Louisville, KY 40202-2612
Attention:  Chief Financial Officer

        Re:  Lease Agreement dated as of August 7, 1998, between
             ---------------------------------------------------
             Ventas Realty, Limited Partnership, as Lessor, and Vencor
             ---------------------------------------------------------
             Nursing Centers Limited Partnership, as Tenant
             ----------------------------------------------

Dear Madam or Sir:

          Reference is hereby made to that certain Lease Agreement (as amended, the "Lease") dated as of August 7, 1998, between Ventas Realty, Limited Partnership, as Lessor (the "Lessor") and Vencor Nursing Centers Limited Partnership, as Tenant (the "Tenant"). Capitalized terms not defined herein have the meanings given to them in the Lease.

          Under the Lease, Tenant is required to pay monthly installments of rent to Lessor in the amount of $51,541 (the "Rent"). Payments of Rent are due in advance on the first day of each calendar month. Pursuant to Section 3.1(b)(5) of the Lease, if an installment of Rent is not paid within five (5) Business Days after its due date, Tenant is required to pay to Lessor a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

          Under the terms of the Second Standstill Agreement dated April 12, 1999 between Vencor, Inc. (for itself and others, including Tenant) and Ventas, Inc. (for itself and others, including Lessor), as amended by Amendment Number 1 To The Second Standstill Agreement Dated April 12, 1999 dated May 5, 1999, and as further amended by Amendment Number 2 To

The Second Standstill Agreement Dated April 12, 1999 And Amendment Number 1 To The Tolling Agreement Dated April 12, 1999 dated May 8, 1999 (as amended, the "Second Standstill Agreement"), the Lessor agreed not to exercise any rights or remedies against Tenant under the Lease based on, inter alia, Tenant's late
                                                  ----- ----
payment of the Rent due under the Lease for the month of June 1999. The Second Standstill Agreement terminated at 5:00 p.m. Eastern Daylight Savings Time on June 6, 1999.

          Pursuant to Section 16.1(b) of the Lease, Lessor hereby notifies you that it has not received the Rent due under the Lease for the month of June 1999. Tenant's failure to make payment of the Rent within five (5) days of the receipt of this letter will constitute an Event of Default under Section 16.1 of the Lease. Should an Event of Default occur, Lessor will have the right to exercise its remedies under the Lease and otherwise.

          Pursuant to Section 22.4 of the Lease, Lessor, by copy of this letter, hereby notifies Tenant's Leasehold Mortgagees (through Morgan Guaranty Trust Company of New York, as their Agent) of Tenant's default under the Lease. Such Leasehold Mortgagees have the right to cure or otherwise remedy Tenant's failure to pay the Rent due under the Lease within thirty-five (35) days of Tenant's receipt of this letter.

          Nothing contained in this letter shall be deemed an election or waiver of Lessor's rights or remedies or preclude the exercise by Lessor of any of the rights and remedies it may have at law, in equity, by agreement, or otherwise. Lessor expressly reserves unto itself any and all such rights and remedies.

                                           Please govern yourselves accordingly.

                                           Sincerely,


                                           /s/ T. Richard Riney
                                           T. Richard Riney
                                           Vice President and General Counsel

TRR:bft

cc: General Counsel of Vencor Nursing Centers Limited Partnership (telephonic facsimile, hand delivery and certified mail-return receipt requested)

     Vencor, Inc. and Vencor Operating, Inc.
     (telephonic facsimile, hand delivery and certified mail-return receipt requested)

     Morgan Guaranty Trust Company of
     New York (telephonic facsimile, Courier and certified mail-return receipt requested)

                                   Exhibit B

[Ventas Letterhead]

                                 June 6, 1999

TELEPHONIC FACSIMILE,
HAND DELIVERY AND
CERTIFIED MAIL - RETURN
RECEIPT REQUESTED
ARTICLE NO. Z 336 200 301
-------------------------


Vencor, Inc.
Vencor Operating, Inc.
One Vencor Place
680 South Fourth Avenue
Louisville, KY 40202-2612
Attention:  Chief Financial Officer


        Re:  Master Lease Agreement dated as of April 30, 1998, between
             ----------------------------------------------------------
             Ventas, Inc. (formerly known as Vencor, Inc.), Ventas Realty,
             -------------------------------------------------------------
             Limited Partnership and others, as Lessor, and Vencor, Inc.
             -----------------------------------------------------------
             (formerly known as Vencor Healthcare, Inc.), and Vencor
             -------------------------------------------------------
             Operating, Inc., as Tenant, and known as Master Lease No. 1
             -----------------------------------------------------------

Dear Madam or Sir:

          Reference is hereby made to that certain Master Lease Agreement (as amended, the "Lease") dated as of April 30, 1998, between Ventas, Inc. (formerly known as Vencor, Inc. and successor by merger to First Healthcare Corporation, Nationwide Care, Inc., Northwest Health Care, Inc., Hillhaven of Central Florida, Inc., Hillhaven/Indiana Partnership, St. George Nursing Home Limited Partnership, Vencor Hospitals East, Inc., Hahnemann Hospital, Inc., Vencor Hospitals Illinois, Inc., Carrolwood Care Center, Windsor Woods Nursing Home Partnership, San Marcos Nursing Home Partnership, New Pond Village Associates, Health Haven Associates, L.P. and Oak Hill Nursing Associates, L.P.) and Ventas Realty, Limited Partnership, as Lessor (collectively, the "Lessor"), and Vencor, Inc. (formerly known as Vencor Healthcare, Inc.) and Vencor Operating, Inc. (collectively, the "Tenant"). Capitalized terms not defined herein have the meanings given to them in the Lease.

          Under the Lease, Tenant is required to pay monthly installments of rent to Lessor in the amount of $7,343,235.00 (the "Rent"). Payments of Rent are due in advance on the first day of each calendar month. Pursuant to Section 3.1(b)(5) of the Lease, if an installment of Rent is not paid within five (5) Business Days after its due date, Tenant is required to pay to Lessor a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

     Under the terms of the Second Standstill Agreement dated April 12, 1999 between Vencor, Inc. (for itself and others, including Tenant) and Ventas, Inc. (for itself and others, including Lessor), as amended by Amendment Number 1 To The Second Standstill Agreement Dated April 12, 1999 dated May 5, 1999, and as further amended by Amendment Number 2 To The Second Standstill Agreement Dated April 12, 1999 And Amendment Number 1 To The Tolling Agreement Dated April 12, 1999 dated May 8, 1999 (as amended, the "Second Standstill Agreement"), the Lessor agreed not to exercise any rights or remedies against Tenant under the Lease based on, inter alia, Tenant's late payment of the Rent due under the
                ----- ----
Lease for the month of June 1999. The Second Standstill Agreement terminated at 5:00 p.m. Eastern Daylight Savings Time on June 6, 1999.

          Pursuant to Section 16.1(b) of the Lease, Lessor hereby notifies you that it has not received the Rent due under the Lease for the month of June 1999. Tenant's failure to make payment of the Rent within five (5) days of the receipt of this letter will constitute an Event of Default under Section 16.1 of the Lease. Should an Event of Default occur, Lessor will have the right to exercise its remedies under the Lease and otherwise.

          Pursuant to Section 22.4 of the Lease, Lessor, by copy of this letter, hereby notifies Tenant's Leasehold Mortgagees (through Morgan Guaranty Trust Company of New York, as their Agent) of Tenant's default under the Lease. Such Leasehold Mortgagees have the right to cure or otherwise remedy Tenant's failure to pay the Rent due under the Lease within thirty-five (35) days of Tenant's receipt of this letter.

          Nothing contained in this letter shall be deemed an election or waiver of Lessor's rights or remedies or preclude the exercise by Lessor of any of the rights and remedies it may have at law, in equity, by agreement, or otherwise. Lessor expressly reserves unto itself any and all such rights and remedies.

          Please govern yourselves accordingly.

                                           Sincerely,

                                           /s/ T. Richard Riney
                                           T. Richard Riney
                                           Vice President and General Counsel

TRR:bft

cc:  General Counsel of Vencor, Inc. and Vencor Operating, Inc.
     (telephonic facsimile, hand delivery and certified mail-return receipt requested)

     Morgan Guaranty Trust Company of New York (telephonic facsimile, courier and certified mail-return receipt requested)

                                   Exhibit C
[Ventas Letterhead]

                                 June 6, 1999

TELEPHONIC FACSIMILE,
HAND DELIVERY AND
CERTIFIED MAIL - RETURN
RECEIPT REQUESTED
ARTICLE NO. Z 336 200 301
-------------------------

Vencor, Inc.
Vencor Operating, Inc.
One Vencor Place
680 South Fourth Avenue
Louisville, KY 40202-2612
Attention:  Chief Financial Officer


        Re:  Master Lease Agreement dated as of April 30, 1998, between
             ----------------------------------------------------------
             Ventas, Inc. (formerly known as Vencor, Inc.), Ventas Realty,
             -------------------------------------------------------------
             Limited Partnership and others, as Lessor, and Vencor, Inc.
             -----------------------------------------------------------
             (formerly known as Vencor Healthcare, Inc.), and Vencor
             -------------------------------------------------------
             Operating, Inc., as Tenant, and known as Master Lease No. 2
             -----------------------------------------------------------

Dear Madam or Sir:

          Reference is hereby made to that certain Master Lease Agreement (as amended, the "Lease") dated as of April 30, 1998, between Ventas, Inc. (formerly known as Vencor, Inc. and successor by merger to First Healthcare Corporation, Nationwide Care, Inc., Northwest Health Care, Inc., Hillhaven of Central Florida, Inc., Hillhaven/Indiana Partnership, St. George Nursing Home Limited Partnership, Vencor Hospitals East, Inc., Hahnemann Hospital, Inc., Vencor Hospitals Illinois, Inc., Carrolwood Care Center, Windsor Woods Nursing Home Partnership, San Marcos Nursing Home Partnership, New Pond Village Associates, Health Haven Associates, L.P. and Oak Hill Nursing Associates, L.P.) and Ventas Realty, Limited Partnership, as Lessor (collectively, the "Lessor"), and Vencor, Inc. (formerly known as Vencor Healthcare, Inc.) and Vencor Operating, Inc. (collectively, the "Tenant"). Capitalized terms not defined herein have the meanings given to them in the Lease.

          Under the Lease, Tenant is required to pay monthly installments of rent to Lessor in the amount of $3,936,180.00 (the "Rent"). Payments of Rent are due in advance on the first day of each calendar month. Pursuant to Section 3.1(b)(5) of the Lease, if an installment of Rent is not paid within five (5) Business Days after its due date, Tenant is required to pay to Lessor a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

     Under the terms of the Second Standstill Agreement dated April 12, 1999 between Vencor, Inc. (for itself and others, including Tenant) and Ventas, Inc. (for itself and others, including Lessor), as amended by Amendment Number 1 To The Second Standstill Agreement Dated April 12, 1999 dated May 5, 1999, and as further amended by Amendment Number 2 To The Second Standstill Agreement Dated April 12, 1999 And Amendment Number 1 To The Tolling Agreement Dated April 12, 1999 dated May 8, 1999 (as amended, the "Second Standstill Agreement"), the Lessor agreed not to exercise any rights or remedies against Tenant under the Lease based on, inter alia, Tenant's late payment of the Rent due under the
                ----- ----
Lease for the month of June 1999. The Second Standstill Agreement terminated at 5:00 p.m. Eastern Daylight Savings Time on June 6, 1999.

          Pursuant to Section 16.1(b) of the Lease, Lessor hereby notifies you that it has not received the Rent due under the Lease for the month of June 1999. Tenant's failure to make payment of the Rent within five (5) days of the receipt of this letter will constitute an Event of Default under Section 16.1 of the Lease. Should an Event of Default occur, Lessor will have the right to exercise its remedies under the Lease and otherwise.

          Pursuant to Section 22.4 of the Lease, Lessor, by copy of this letter, hereby notifies Tenant's Leasehold Mortgagees (through Morgan Guaranty Trust Company of New York, as their Agent) of Tenant's default under the Lease. Such Leasehold Mortgagees have the right to cure or otherwise remedy Tenant's failure to pay the Rent due under the Lease within thirty-five (35) days of Tenant's receipt of this letter.

          Nothing contained in this letter shall be deemed an election or waiver of Lessor's rights or remedies or preclude the exercise by Lessor of any of the rights and remedies it may have at law, in equity, by agreement, or otherwise. Lessor expressly reserves unto itself any and all such rights and remedies.

          Please govern yourselves accordingly.

                                           Sincerely,

                                           /s/ T. Richard Riney
                                           T. Richard Riney
                                           Vice President and General Counsel

TRR:bft

cc:  General Counsel of Vencor, Inc. and Vencor Operating, Inc.
     (telephonic facsimile, hand delivery and certified mail-return receipt requested)

     Morgan Guaranty Trust Company of New York (telephonic facsimile, courier and certified mail-return receipt requested)

                                   Exhibit D
[Ventas Letterhead]

                                 June 6, 1999

TELEPHONIC FACSIMILE,
HAND DELIVERY AND
CERTIFIED MAIL - RETURN
RECEIPT REQUESTED
ARTICLE NO. Z 336 200 301
-------------------------


Vencor, Inc.
Vencor Operating, Inc.
One Vencor Place
680 South Fourth Avenue
Louisville, KY 40202-2612
Attention:  Chief Financial Officer

        Re:  Master Lease Agreement dated as of April 30, 1998, between
             ----------------------------------------------------------
             Ventas, Inc. (formerly known as Vencor, Inc.), Ventas Realty,
             ------------------------------------------------------------
             Limited Partnership and others, as Lessor, and Vencor, Inc.
             -----------------------------------------------------------
             (formerly known as Vencor Healthcare, Inc.), and Vencor
             -------------------------------------------------------
             Operating, Inc., as Tenant, and known as Master Lease No. 3
             -----------------------------------------------------------

Dear Madam or Sir:

          Reference is hereby made to that certain Master Lease Agreement (as amended, the "Lease") dated as of April 30, 1998, between Ventas, Inc. (formerly known as Vencor, Inc. and successor by merger to First Healthcare Corporation, Nationwide Care, Inc., Northwest Health Care, Inc., Hillhaven of Central Florida, Inc., Hillhaven/Indiana Partnership, St. George Nursing Home Limited Partnership, Vencor Hospitals East, Inc., Hahnemann Hospital, Inc., Vencor Hospitals Illinois, Inc., Carrolwood Care Center, Windsor Woods Nursing Home Partnership, San Marcos Nursing Home Partnership, New Pond Village Associates, Health Haven Associates, L.P. and Oak Hill Nursing Associates, L.P.) and Ventas Realty, Limited Partnership, as Lessor (collectively, the "Lessor"), and Vencor, Inc. (formerly known as Vencor Healthcare, Inc.) and Vencor Operating, Inc. (collectively, the "Tenant"). Capitalized terms not defined herein have the meanings given to them in the Lease.

          Under the Lease, Tenant is required to pay monthly installments of rent to Lessor in the amount of $3,668,175.00 (the "Rent"). Payments of Rent are due in advance on the first day of each calendar month. Pursuant to Section 3.1(b)(5) of the Lease, if an installment of Rent is not paid within five (5) Business Days after its due date, Tenant is required to pay to Lessor a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

     Under the terms of the Second Standstill Agreement dated April 12, 1999 between Vencor, Inc. (for itself and others, including Tenant) and Ventas, Inc. (for itself and others, including Lessor), as amended by Amendment Number 1 To The Second Standstill Agreement Dated April 12, 1999 dated May 5, 1999, and as further amended by Amendment Number 2 To The Second Standstill Agreement Dated April 12, 1999 And Amendment Number 1 To The Tolling Agreement Dated April 12, 1999 dated May 8, 1999 (as amended, the "Second Standstill Agreement"), the Lessor agreed not to exercise any rights or remedies against Tenant under the Lease based on, inter alia, Tenant's late payment of the Rent due under the
                ----- ----
Lease for the month of June 1999. The Second Standstill Agreement terminated at 5:00 p.m. Eastern Daylight Savings Time on June 6, 1999.

          Pursuant to Section 16.1(b) of the Lease, Lessor hereby notifies you that it has not received the Rent due under the Lease for the month of June 1999. Tenant's failure to make payment of the Rent within five (5) days of the receipt of this letter will constitute an Event of Default under Section 16.1 of the Lease. Should an Event of Default occur, Lessor will have the right to exercise its remedies under the Lease and otherwise.

          Pursuant to Section 22.4 of the Lease, Lessor, by copy of this letter, hereby notifies Tenant's Leasehold Mortgagees (through Morgan Guaranty Trust Company of New York, as their Agent) of Tenant's default under the Lease. Such Leasehold Mortgagees have the right to cure or otherwise remedy Tenant's failure to pay the Rent due under the Lease within thirty-five (35) days of Tenant's receipt of this letter.

          Nothing contained in this letter shall be deemed an election or waiver of Lessor's rights or remedies or preclude the exercise by Lessor of any of the rights and remedies it may have at law, in equity, by agreement, or otherwise. Lessor expressly reserves unto itself any and all such rights and remedies.

          Please govern yourselves accordingly.

                                           Sincerely,


                                           /s/ T. Richard Riney
                                           T. Richard Riney
                                           Vice President and General Counsel

TRR:bft

cc:  General Counsel of Vencor, Inc. and Vencor Operating, Inc.
     (telephonic facsimile, hand delivery and certified mail-return receipt requested)

     Morgan Guaranty Trust Company of New York (telephonic facsimile, courier and certified mail-return receipt requested)

                                   Exhibit E
[Ventas Letterhead]

                                 June 6, 1999


TELEPHONIC FACSIMILE,
HAND DELIVERY AND
CERTIFIED MAIL - RETURN
RECEIPT REQUESTED
ARTICLE NO. Z 336 200 301
-------------------------


Vencor, Inc.
Vencor Operating, Inc.
One Vencor Place
680 South Fourth Avenue
Louisville, KY 40202-2612
Attention:  Chief Financial Officer


        Re:  Master Lease Agreement dated as of April 30, 1998, between
             ----------------------------------------------------------
             Ventas, Inc. (formerly known as Vencor, Inc.), Ventas Realty,
             -------------------------------------------------------------
             Limited Partnership and others, as Lessor, and Vencor, Inc.
             -----------------------------------------------------------
             (formerly known as Vencor Healthcare, Inc.), and Vencor
             -------------------------------------------------------
             Operating, Inc., as Tenant, and known as Master Lease No. 4
             -----------------------------------------------------------

Dear Madam or Sir:

          Reference is hereby made to that certain Master Lease Agreement (as amended, the "Lease") dated as of April 30, 1998, between Ventas, Inc. (formerly known as Vencor, Inc. and successor by merger to First Healthcare Corporation, Nationwide Care, Inc., Northwest Health Care, Inc., Hillhaven of Central Florida, Inc., Hillhaven/Indiana Partnership, St. George Nursing Home Limited Partnership, Vencor Hospitals East, Inc., Hahnemann Hospital, Inc., Vencor Hospitals Illinois, Inc., Carrolwood Care Center, Windsor Woods Nursing Home Partnership, San Marcos Nursing Home Partnership, New Pond Village Associates, Health Haven Associates, L.P. and Oak Hill Nursing Associates, L.P.) and Ventas Realty, Limited Partnership, as Lessor (collectively, the "Lessor"), and Vencor, Inc. (formerly known as Vencor Healthcare, Inc.) and Vencor Operating, Inc. (collectively, the "Tenant"). Capitalized terms not defined herein have the meanings given to them in the Lease.

          Under the Lease, Tenant is required to pay monthly installments of rent to Lessor in the amount of $3,883,395.00 (the "Rent"). Payments of Rent are due in advance on the first day of each calendar month. Pursuant to Section 3.1(b)(5) of the Lease, if an installment of Rent is not paid within five (5) Business Days after its due date, Tenant is required to pay to Lessor a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

     Under the terms of the Second Standstill Agreement dated April 12, 1999 between Vencor, Inc. (for itself and others, including Tenant) and Ventas, Inc. (for itself and others, including Lessor), as amended by Amendment Number 1 to the Second Standstill Agreement Dated April 12, 1999 dated May 5, 1999, and as further amended by Amendment Number 2 To The Second Standstill Agreement Dated April 12, 1999 And Amendment Number 1 To The Tolling Agreement Dated April 12, 1999 dated May 8, 1999 (as amended, the "Second Standstill Agreement"), the Lessor agreed not to exercise any rights or remedies against Tenant under the Lease based on, inter alia, Tenant's late payment of the Rent due under the
                ----- ----
Lease for the month of June 1999. The Second Standstill Agreement terminated at 5:00 p.m. Eastern Daylight Savings Time on June 6, 1999.

          Pursuant to Section 16.1(b) of the Lease, Lessor hereby notifies you that it has not received the Rent due under the Lease for the month of June 1999. Tenant's failure to make payment of the Rent within five (5) days of the receipt of this letter will constitute an Event of Default under Section 16.1 of the Lease. Should an Event of Default occur, Lessor will have the right to exercise its remedies under the Lease and otherwise.

          Pursuant to Section 22.4 of the Lease, Lessor, by copy of this letter, hereby notifies Tenant's Leasehold Mortgagees (through Morgan Guaranty Trust Company of New York, as their Agent) of Tenant's default under the Lease. Such Leasehold Mortgagees have the right to cure or otherwise remedy Tenant's failure to pay the Rent due under the Lease within thirty-five (35) days of Tenant's receipt of this letter.

          Nothing contained in this letter shall be deemed an election or waiver of Lessor's rights or remedies or preclude the exercise by Lessor of any of the rights and remedies it may have at law, in equity, by agreement, or otherwise. Lessor expressly reserves unto itself any and all such rights and remedies.

          Please govern yourselves accordingly.

                                           Sincerely,

                                           /s/ T. Richard Riney
                                           T. Richard Riney
                                           Vice President and General Counsel

TRR:bft

cc:  General Counsel of Vencor, Inc. and Vencor Operating, Inc.
     (telephonic facsimile, hand delivery and certified mail-return receipt requested)

     Morgan Guaranty Trust Company of New York (telephonic facsimile, courier and certified mail-return receipt requested)